Acacia Communications Reports Fourth Quarter and Full Year 2018 Results
MAYNARD, Mass., February 21, 2019 (GLOBE NEWSWIRE) -- Acacia Communications, Inc. (NASDAQ: ACIA), a leading provider of high-speed coherent optical interconnect products, today reported financial results for its fourth quarter and full year ended December 31, 2018.
“I am pleased with our strong fourth quarter results, which exceeded the high end of our guidance on revenue, non-GAAP net income and non-GAAP diluted earnings per share,” said Raj Shanmugaraj, President and Chief Executive Officer of Acacia Communications. “In the fourth quarter, we made significant progress in our efforts to diversify our revenue base and expand our product portfolio. We believe our customers are well positioned with our products to meet the needs of compact DCI systems that are replacing traditional telecom DWDM systems in the edge DCI market, and believe that our roadmap is well aligned with network operator architectures for their next-generation deployments.”
“Looking back at 2018, it was a challenging year for both Acacia and our industry, with difficult market conditions and a ban on our largest customer,” said John Gavin, Chief Financial Officer of Acacia Communications. “Even so, because of our execution against our operational efficiency initiatives throughout 2018 and increased demand for our products in the second half of 2018, we were able to close the year with a stronger balance sheet than we had at the end of 2017.”
Results for the Fourth Quarter of 2018

•	Revenue of $107.1 million, increased 23.7% year-over-year

•	GAAP gross margin of 49.5%; non-GAAP gross margin* of 45.5%

•	GAAP income from operations of $11.6 million; non-GAAP income from operations* of $14.8 million

•	GAAP net income of $9.1 million; non-GAAP net income* of $17.2 million

•	EBITDA* of $15.0 million; adjusted EBITDA* of $18.2 million

•	GAAP diluted EPS of $0.22; non-GAAP diluted EPS* of $0.41
Results for the Full Year 2018

•	Revenue of $339.9 million, decreased 11.8% year-over-year

•	GAAP gross margin of 43.3%; non-GAAP gross margin* of 43.9%

•	GAAP loss from operations of $7.2 million; non-GAAP income from operations* of $27.4 million

•	GAAP net income of $4.9 million; non-GAAP net income* of $36.0 million

•	EBITDA* of $6.0 million; adjusted EBITDA* of $40.6 million

•	GAAP diluted EPS of $0.12; non-GAAP diluted EPS* of $0.86

Outlook for the First Quarter of 2019

The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially, as a result of, among other things, the important factors discussed at the end of this press release. Acacia Communications disclaims any obligation to update these forward-looking statements.

Acacia Communications’ guidance for its first quarter ending March 31, 2019 is:

Quarter Ending March 31, 2019
($ in millions, except per share data)	Low		High
Revenue	$96.0	to	$104.0
Non-GAAP Gross Margin*	45.0%	to	47.0%
Non-GAAP Net Income*	$7.6	to	$14.2
Non-GAAP Diluted EPS*	$0.18	to	$0.34

*Non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and non-GAAP diluted earnings per share (EPS) are non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP). Please refer below to Use of Non-GAAP Financial Information for descriptions of these non-GAAP financial measures and to the Reconciliation of GAAP Measures to Non-GAAP Measures, attached as Schedule D, for reconciliations of the most directly comparable GAAP financial measures to these non-GAAP financial measures.

Acacia Communications has not reconciled the above first quarter 2019 guidance for GAAP net income and GAAP diluted EPS to non-GAAP net income and non-GAAP diluted EPS, respectively, because the expected tax benefits derived from any employee equity awards during the first quarter of 2019 cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.
Conference Call

Acacia Communications will host a conference call to discuss its results for the fourth quarter and full year of 2018, recent developments and the Company’s business outlook and strategy at 4:30 p.m. Eastern Time today. The live webcast of the call, along with the Company’s earnings press release, can be accessed at the Acacia Communications’ Investor Relations website at http://ir.acacia-inc.com. The U.S. dial-in for the call is 1-877-407-8293 (1-201-689-8349 for non-U.S. callers). Please ask to be joined to the Acacia Communications call. A replay of the conference call will be available until March 7, 2019, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Acacia Communications’ Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-877-660-6853 (1-201-612-7415 for non-U.S. callers). The replay access code is 13687269.

Use of Non-GAAP Financial Information

This press release includes non-GAAP financial measures that are not prepared in accordance with, nor an alternative to, GAAP. In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Schedule D of this press release provides reconciliations of Acacia Communications’ most comparable GAAP financial measures to non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, EBITDA, adjusted EBITDA and non-GAAP diluted EPS.

Acacia Communications believes that providing these non-GAAP financial measures to investors, in addition to providing the most directly comparable GAAP measures, provides investors the benefit of viewing the Company’s performance using the same financial metrics that its management team uses in making many key decisions and evaluating how its results of operations may look in the future. Acacia Communications’ management does not believe that items not involving cash expenditures, such as non-cash compensation related to equity awards, are part of its critical decision making process. Also, Acacia Communications’ management does not believe that items such as warranty and other charges arising from a manufacturing process quality issue, certain litigation related costs and settlement reserves outside the normal course of the Company’s business or certain adjustments to its valuation allowance against deferred tax assets are reflective of the Company’s underlying operating performance. Further, in connection with the seven-year denial of export privileges imposed on April 15, 2018 by the U.S. Department of Commerce against ZTE, which was subsequently lifted on July 13, 2018, the Company recorded inventory write-offs. Acacia Communications’ management does not believe these write-offs, and any subsequent adjustments as a result of management’s ongoing evaluation of the ZTE inventory, are reflective of the Company’s underlying operating performance. Additionally, Acacia Communications’ management believes the impacts of the U.S. Tax Cuts and Jobs Act (the “Act”) which were recorded in the fourth quarter of 2017 upon enactment of the Act, including the revaluation of its deferred tax assets and liabilities and the repatriation of accumulated foreign earnings, is a unique event that limits comparability with prior periods and does not accurately reflect the underlying performance of its continuing business operations for the period in which they were incurred. Therefore, Acacia Communications excludes those items, as applicable, from non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, EBITDA, adjusted EBITDA and non-GAAP diluted EPS. The impacts of the Act have been excluded in the fourth quarter of 2017. For all other periods, the impacts of the Act have not been excluded. The Company’s accounting for the tax effects of the Act were completed during the quarter ended December 31, 2018 resulting in immaterial adjustments.

Acacia Communications’ non-GAAP financial measures reflect adjustments based on the metrics described below, as well as the related tax effect of the excluded items. The income tax effect of these non-GAAP adjustments is determined by recalculating income tax expense excluding these adjustments.

Non-GAAP gross profit and gross margin.    Acacia Communications defines non-GAAP gross profit as gross profit as reported on its consolidated income statements, excluding the impact of stock-based compensation, which is a non-cash charge, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments. Acacia Communications defines non-GAAP gross margin as the non-GAAP gross profit divided by revenue as reported on its consolidated income statements. Acacia Communications has presented non-GAAP gross profit and gross margin because the

Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP research and development expenses.    Acacia Communications defines non-GAAP research and development expenses as research and development expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP research and development expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP sales, general and administrative expenses.    Acacia Communications defines non-GAAP sales, general and administrative expenses as sales, general and administrative expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation and certain litigation related costs and settlement reserves. Acacia Communications has presented non-GAAP sales, general and administrative expenses because the Company believes that the exclusion of stock-based compensation and certain litigation related costs and settlement reserves facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP operating expenses.    Acacia Communications defines non-GAAP operating expenses as operating expenses as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation and certain litigation related costs and settlement reserves. Acacia Communications has presented non-GAAP operating expenses because the Company believes that the exclusion of stock-based compensation and certain litigation related costs and settlement reserves facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP income from operations.    Acacia Communications defines non-GAAP income from operations as income (loss) from operations as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments and certain litigation related costs and settlement reserves. Acacia Communications has presented non-GAAP income from operations because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments and certain litigation related costs and settlement reserves facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS.    Acacia Communications defines non-GAAP net income as net income (loss) as reported on the Company’s consolidated income statements, excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves, the tax effects of those excluded items and certain valuation allowance adjustments against deferred tax assets. Additionally, the impacts of the Act in the fourth quarter of 2017 have been excluded as it is a unique event that limits comparability with prior periods and does not accurately reflect the underlying performance of the Company’s continuing business operations for the period in which they were incurred.

Acacia Communications defines non-GAAP effective tax rate as the non-GAAP (benefit) provision for income taxes divided by non-GAAP income before (benefit) provision for income taxes. Non-GAAP (benefit) provision for income taxes is defined as the provision (benefit) for income taxes as reported on the Company’s consolidated income statements, as adjusted for the tax effects of excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, and certain litigation related costs and settlement reserves, as well as the impact of certain valuation allowance adjustments against deferred tax assets and the impact of the Act in the fourth quarter of 2017. Non-GAAP income before (benefit) provision for income taxes is defined as GAAP income before provision (benefit) for income taxes as reported on the Company’s consolidated income statement, excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments and certain litigation related costs and settlement reserves.

Acacia Communications defines non-GAAP diluted EPS as non-GAAP net income divided by a non-GAAP weighted-average diluted share count which will include the impact of dilutive stock-based awards for periods in which there was a GAAP net loss resulting in GAAP diluted net loss per share, but a non-GAAP net income.

Acacia Communications has presented non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS because the Company believes that the exclusion of the items discussed above facilitates comparisons of its results of operations to other companies in its industry and more accurately reflects the underlying performance of our continuing business operations.

EBITDA and Adjusted EBITDA.    Acacia Communications defines EBITDA as net income (loss) as reported on the Company’s consolidated income statements before depreciation, interest income, net, and its provision (benefit) for income taxes. Acacia Communications defines adjusted EBITDA as EBITDA excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments and certain litigation related costs and settlement reserves. Acacia Communications has presented adjusted EBITDA because it is a key measure used by its management and board of directors to understand and evaluate the Company’s operating performance, to establish budgets and to develop operational goals for managing its business. In particular, Acacia Communications believes that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of its core operating performance.

Acacia Communications uses these non-GAAP financial measures to evaluate its operating performance and trends, and make planning decisions. Acacia Communications believes that each of these non-GAAP financial measures helps identify underlying trends in its business that could otherwise be masked by the effect of the items that the Company excludes. Accordingly, Acacia Communications believes that these financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of the Company’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in its financial and operational decision-making.

Acacia Communications’ non-GAAP financial measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures rather than gross profit, gross margin, research and development expenses, sales, general and administrative expenses, operating expenses, income (loss) from operations, net income (loss), effective tax rate or diluted earnings (loss) per share, which are the most directly comparable GAAP measures. Some of these limitations are:

•
Acacia Communications excludes stock-based compensation expense from each of its non-GAAP financial measures, although it has recently been, and will continue to be for the foreseeable future, a significant recurring expense for its business and an important part of the Company’s compensation strategy;

•	Acacia Communications excludes the tax benefits generated from the exercise of non-qualified stock options, the disqualifying disposition of incentive stock options and ESPP shares, and the vesting of restricted stock units, including any excess tax benefits and shortfalls recognized by the Company in the year of the taxable transaction, in calculating its non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS. The Company believes that excluding these tax benefits enables investors to see the full effect that excluding stock-based compensation expense had on the operating results. These benefits are tied to the exercise or vesting of underlying employee equity awards and the price of our common stock at the time of exercise or vesting, which factors may vary from period to period independent of the operating performance of the Company’s business. Similar to stock-based compensation expense, the Company believes that excluding these tax benefits provides investors and management with greater visibility to the underlying performance of its business operations and facilitates comparison with other periods as well as the results of other companies in its industry;

•
Acacia Communications excludes warranty and other charges arising from a manufacturing process quality issue from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain adjustments to its valuation allowance against deferred tax assets from its non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes ZTE-related inventory write-offs and subsequent adjustments from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain litigation related costs and settlement reserves from its non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted earnings per share and adjusted EBITDA measures, if management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance. These expenses may continue in the future;

•
Non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS do not reflect the impact of the Act in the fourth quarter of 2017, part of which is federal taxes incurred on the repatriation of accumulated foreign earnings which will be paid over an eight-year period;

•	EBITDA and adjusted EBITDA exclude depreciation expense and, although this is a non-cash expense, the assets being depreciated may have to be replaced in the future;

•	EBITDA and adjusted EBITDA do not reflect interest income, which increases cash available to the Company, as this income is not generated by the Company’s core operations;

•	EBITDA and adjusted EBITDA do not reflect the provision (benefit) for income tax which may impact cash available to the Company; and

•
the expenses and other items that the Company excludes in its calculation of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results.

Because of these limitations, non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Acacia Communications’ use of non-GAAP financial measures, and the underlying methodology when excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that Acacia Communications will not, in fact, record such items in future periods.

Investors should consider Acacia Communications’ non-GAAP financial measures in conjunction with the corresponding GAAP financial measures.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By implementing optical interconnect technology in a silicon-based platform, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Forward Looking Statements

This press release includes statements concerning Acacia Communications and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. Acacia Communications has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the Company’s ability to sustain or increase revenue from its larger customers, generate revenues from new customers, or offset the discontinuation of concentrated purchases by its larger customers with purchases by new or existing customers, the Company’s expectations regarding expenses and revenue, its ability to maintain and expand gross profit, the sufficiency of the Company’s cash resources and needs for additional financing, the Company’s ability to produce products free of problems, defects, errors and vulnerabilities, the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in its business and the market in which it operates, the Company’s expectations regarding, and the capacity and stability of, its supply chain and manufacturing, the size and growth of the potential markets for its products and the ability to serve those markets, the scope, progress, expansion and costs of developing and commercializing its products, the timing, rate and degree of introducing any of its products into the market and the market acceptance of any of its products, the Company’s ability to establish and maintain development partnerships, its ability to attract or retain key personnel, the Company’s expectations regarding federal, state and foreign regulatory requirements, including export controls, tax law changes and interpretations, economic sanctions and anti-corruption regulations, regulatory or legislative developments in the United States and foreign countries, including trade policy and tariffs and export control laws or regulations that could impede its ability to sell its products to its customer ZTE Kangxun Telecom Co. Ltd. or any of its affiliates or that could impede its ability to sell products to other customers in certain foreign jurisdictions, particularly in China, the Company’s ability to obtain and maintain intellectual property protection for its products, and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Annual Report on Form

10-K for the fiscal year ended December 31, 2018 to be filed with the SEC and in other filings that the Company may make with the SEC in the future. Acacia Communications assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

SCHEDULE A ACACIA COMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

	December 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$60,444	$67,495
Marketable securities - short-term	264,660	211,933
Accounts receivable	90,831	86,602
Inventory	25,511	62,232
Prepaid expenses and other current assets	12,598	18,985
Total current assets	454,044	447,247
Marketable securities - long term	74,764	85,182
Property and equipment, net	26,643	28,175
Deferred tax asset	38,717	41,901
Other assets	7,691	8,745
Total assets	$601,859	$611,250

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$46,650	$47,819
Accrued liabilities	31,848	37,234
Deferred revenue	5,101	573
Total current liabilities	83,599	85,626
Income taxes payable	8,791	21,034
Other long-term liabilities	6,742	2,540
Total liabilities	99,132	109,200

Stockholders’ equity:
Common stock	4	4
Treasury stock	(39,712)	—
Additional paid-in capital	360,267	324,944
Accumulated other comprehensive loss	(372)	(320)
Retained earnings	182,540	177,422
Total stockholders’ equity	502,727	502,050
Total liabilities and stockholders’ equity	$601,859	$611,250

SCHEDULE B ACACIA COMMUNICATIONS, INC. CONSOLIDATED INCOME STATEMENTS (in thousands, except per share data) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenue	$107,133	$86,603	$339,891	$385,166
Cost of revenue	54,122	46,587	192,771	217,326
Gross profit	53,011	40,016	147,120	167,840
Operating expenses:
Research and development	28,925	24,430	102,406	92,027
Sales, general and administrative	12,458	10,643	51,864	38,807
Gain on disposal of property and equipment	—	—	—	(47)
Total operating expenses	41,383	35,073	154,270	130,787
Income (loss) from operations	11,628	4,943	(7,150)	37,053
Other income, net:
Interest income, net	2,291	1,127	7,209	3,389
Other expense, net	(139)	(79)	(463)	(139)
Total other income, net	2,152	1,048	6,746	3,250
Income (loss) before provision (benefit) for income taxes	13,780	5,991	(404)	40,303
Provision (benefit) for income taxes	4,692	26,355	(5,320)	1,795
Net income (loss)	$9,088	$(20,364)	$4,916	$38,508

Net income (loss) per share:
Basic	$0.23	$(0.52)	$0.12	$0.99
Diluted	$0.22	$(0.52)	$0.12	$0.92
Weighted-average shares used to compute net income (loss) per share:
Basic	40,371	39,440	40,259	38,920
Diluted	41,946	39,440	41,997	41,690

SCHEDULE C ACACIA COMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Year Ended December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,916	$38,508
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	13,646	12,280
Gain on disposal of property and equipment	—	(47)
Stock-based compensation	29,593	23,373
Deferred income taxes	3,133	(18,368)
Other non-cash (benefits) charges	(799)	446
Changes in operating assets and liabilities:
Accounts receivable	(4,229)	21,525
Inventory	36,721	(30,551)
Prepaid expenses and other current assets	6,219	(6,540)
Other assets	1,113	(4,618)
Accounts payable	1,377	(2,371)
Accrued liabilities	(5,467)	6,957
Deferred revenue	8,357	(548)
Income taxes payable	(12,243)	21,034
Other long-term liabilities	748	813
Net cash provided by operating activities	83,085	61,893

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(14,660)	(14,112)
Purchases of marketable securities	(382,438)	(436,594)
Sales and maturities of marketable securities	340,920	242,735
Deposits	(59)	64
Net cash used in investing activities	(56,237)	(207,907)

CASH FLOWS FROM FINANCING ACTIVITIES:
Treasury stock acquired	(39,712)	—
Payment of public offering costs	—	(201)
Proceeds from the issuance of common stock under stock-based compensation plans	5,813	5,678
Net cash (used in) provided by financing activities	(33,899)	5,477

Net decrease in cash, cash equivalents and restricted cash	(7,051)	(140,537)
Cash, cash equivalents and restricted cash—Beginning of period	67,495	208,032
Cash, cash equivalents and restricted cash—End of period	$60,444	$67,495

Supplemental cash flow disclosures:
(Refunds received) cash paid for income taxes, net	$(5,053)	$1,465

SCHEDULE D ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
Non-GAAP Gross Profit and Non-GAAP Gross Margin
GAAP gross profit	$53,011	$44,833	$40,016	$147,120	$167,840
Stock-based compensation - cost of revenue	474	508	524	2,075	1,993
Warranty and other charges due to manufacturing process quality issue	(1,526)	218	(1,992)	(1,277)	5,090
Inventory write-offs	(3,263)	(1,294)	—	1,246	—
Non-GAAP gross profit	$48,696	$44,265	$38,548	$149,164	$174,923
GAAP gross margin	49.5%	47.3%	46.2%	43.3%	43.6%
Non-GAAP gross margin	45.5%	46.7%	44.5%	43.9%	45.4%

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
Non-GAAP R&D Expenses
GAAP research and development expenses	$28,925	$24,696	$24,430	$102,406	$92,027
Stock-based compensation	4,655	4,654	3,634	17,564	14,150
Non-GAAP research and development expenses	$24,270	$20,042	$20,796	$84,842	$77,877

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
Non-GAAP SG&A Expenses
GAAP sales, general and administrative expenses	$12,458	$12,134	$10,643	$51,864	$38,807
Stock-based compensation	2,620	2,577	2,053	9,975	7,230
Litigation related costs and settlement reserves	242	369	—	5,004	—
Non-GAAP sales, general and administrative expenses	$9,596	$9,188	$8,590	$36,885	$31,577

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
Non-GAAP Operating Expenses
GAAP operating expenses	$41,383	$36,830	$35,073	$154,270	$130,787
Stock-based compensation	7,275	7,231	5,687	27,539	21,380
Litigation related costs and settlement reserves	242	369	—	5,004	—
Non-GAAP operating expenses	$33,866	$29,230	$29,386	$121,727	$109,407

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
Non-GAAP Income from Operations
GAAP income (loss) from operations	$11,628	$8,003	$4,943	$(7,150)	$37,053
Stock-based compensation	7,749	7,739	6,211	29,614	23,373
Warranty and other charges due to manufacturing process quality issue	(1,526)	218	(1,992)	(1,277)	5,090
Litigation related costs and settlement reserves	242	369	—	5,004	—
Inventory write-offs	(3,263)	(1,294)	—	1,246	—
Non-GAAP income from operations	$14,830	$15,035	$9,162	$27,437	$65,516

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
Non-GAAP Net Income
GAAP net income (loss)	$9,088	$8,151	$(20,364)	$4,916	$38,508
Stock-based compensation	7,749	7,739	6,211	29,614	23,373
Warranty and other charges due to manufacturing process quality issue	(1,526)	218	(1,992)	(1,277)	5,090
Litigation related costs and settlement reserves	242	369	—	5,004	—
Inventory write-offs	(3,263)	(1,294)	—	1,246	—
Tax effect of excluded items	917	2,448	(4,148)	(7,573)	(25,295)
Valuation allowance adjustments	4,042	—	—	4,042	—
Impact of the U.S. Tax Cuts and Jobs Act(1)	—	—	31,425	—	31,425
Non-GAAP net income	$17,249	$17,631	$11,132	$35,972	$73,101

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
Non-GAAP Effective Tax Rate
GAAP effective tax rate	34.0%	18.6%	439.9%	1,316.8%	4.5%
Tax effect of excluded items	(11.8)%	(22.0)%	(141.2)%	(1,310.2)%	34.9%
Valuation allowance adjustments	(23.8)%	—%	—%	(11.8)%	—%
Impact of the U.S. Tax Cuts and Jobs Act(1)	—%	—%	(307.7)%	—%	(45.7)%
Non-GAAP effective tax rate	(1.6)%	(3.4)%	(9.0)%	(5.2)%	(6.3)%

(1) During the quarter ended December 31, 2017, we recorded provisional tax amounts for the one-time transition tax and state taxes on the accumulated earnings of certain foreign subsidiaries and the re-measurement of certain deferred tax assets and liabilities as a result of the enactment of the Act. Our accounting for these tax effects was completed during the quarter ended December 31, 2018 under Staff Accounting Bulletin 118 resulting in immaterial adjustments.

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
EBITDA and Adjusted EBITDA
GAAP net (loss) income	$9,088	$8,151	$(20,364)	$4,916	$38,508
Depreciation	3,514	3,498	3,179	13,646	12,280
Interest income, net	(2,291)	(2,074)	(1,128)	(7,209)	(3,389)
Provision (benefit) for income taxes	4,692	1,863	26,355	(5,320)	1,795
EBITDA	15,003	11,438	8,042	6,033	49,194
Stock-based compensation	7,749	7,739	6,211	29,614	23,373
Warranty and other charges due to manufacturing process quality issue	(1,526)	218	(1,992)	(1,277)	5,090
Litigation related costs and settlement reserves	242	369	—	5,004	—
Inventory write-offs	(3,263)	(1,294)	—	1,246	—
Adjusted EBITDA	$18,205	$18,470	$12,261	$40,620	$77,657

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended			Year Ended December 31,
	Q4 2018	Q3 2018	Q4 2017	2018	2017
Non-GAAP Diluted EPS
GAAP diluted net income (loss) per share	$0.22	$0.19	$(0.52)	$0.12	$0.92
Stock-based compensation	0.18	0.18	0.16	0.71	0.56
Warranty and other charges due to manufacturing process quality issue	(0.04)	0.01	(0.05)	(0.03)	0.12
Litigation related costs and settlement reserves	0.01	0.01	—	0.12	—
Inventory write-offs	(0.08)	(0.03)	—	0.03	—
Tax effect of excluded items	0.02	0.06	(0.11)	(0.18)	(0.61)
Valuation allowance adjustments	0.10	—	—	0.09	—
Impact of the U.S. Tax Cuts and Jobs Act(1)	—	—	0.81	—	0.76
Dilutive stock-based awards	—	—	(0.02)	—	—
Non-GAAP diluted EPS	$0.41	$0.42	$0.27	$0.86	$1.75

Weighted-average shares used to compute GAAP diluted net income (loss) per share	41,946	42,060	39,440	41,997	41,690
Dilutive stock-based awards	—	—	2,284	—	—
Weighted-average shares used to compute non-GAAP diluted EPS	41,946	42,060	41,724	41,997	41,690

	Three Months Ending
	March 31, 2019
	Low	High
Non-GAAP Gross Margin Outlook
Estimated GAAP gross margin	44.4%	46.5%
Stock-based compensation - cost of revenue	0.6%	0.5%
Estimated Non-GAAP gross margin	45.0%	47.0%

SOURCE Acacia Communications, Inc.

For further information:

Investor Relations Contact:
Monica Gould
Office: (212) 871-3927
Email: IR@acacia-inc.com

Lindsay Savarese
Office: (212) 331-8417
Email: IR@acacia-inc.com

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Office: (781) 966-4143
Email: PR@acacia-inc.com